SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 25, 2001

A V N E T, I N C.

(Exact name of Registrant as Specified in its Charter)

New York	1-4224	11-1890605

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code — (480) 643-2000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 5. Other Events.

Exhibit 4 to this Report contains the Bylaws of Avnet, Inc., effective July 27, 2001.

Exhibit 10A to this Report contains the Change of Control Agreement dated as of March 1, 2001 between the Company and Philip Gallagher.

Exhibit 10B to this Report contains a form of Indemnity Agreement with Avnet, Inc.

Exhibit 21 contains a list of subsidiaries of Avnet, Inc.

Exhibit 24 to this Report contains the Powers of Attorney with respect to the execution of Avnet’s Annual Report on Form 10-K.

Item 7. Financial Statements and Exhibits.

(a) Inapplicable.

(b) Inapplicable.

(c) Exhibits:

4. Bylaws of Avnet, Inc., effective July 27, 2001.

10A. Change of Control Agreement dated as of March 1, 2001 between the Company and Philip Gallagher.

10B. Form of Indemnity Agreement. The Company enters into this form of agreement with each of its directors and officers.

21. List of Subsidiaries of Avnet, Inc.

24. Powers of Attorney

No other item of this report form is presently applicable to the Registrant.

S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)

Date: September 25, 2001	By: /s/ Raymond Sadowski Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4	Bylaws of Avnet, Inc., effective July 27, 2001

10A	Change of Control Agreement dated as of March 1, 2001 between the Company and Philip Gallagher

10B	Form of Indemnity Agreement

21	List of Subsidiaries of Avnet, Inc.

24	Powers of Attorney